MANAGERS AMG FUNDS

GW&K MUNICIPAL ENHANCED YIELD FUND

Supplement dated May 20, 2009 to the

Prospectus and Statement of Additional Information dated May 1, 2009

The following information supplements and supersedes any information to the contrary relating to the GW&K Municipal Enhanced Yield Fund (the “Fund”), a series of Managers AMG Funds (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) dated May 1, 2009.

On May 20, 2009, the Board of Trustees approved a change to the benchmark of the Fund from the Barclays Capital U.S. Municipal Bond Index to the Barclays Capital U.S. Municipal Bond BAA Index, an index that more closely reflects the portfolio characteristics of the Fund. In addition, the Board of Trustees of the Fund approved a new three share class structure with respect to the Fund, to be effective on or about July 27, 2009 (the “Effective Date”). After the Effective Date, all current Institutional Class shareholders will remain Institutional Class shareholders.

As of the Effective Date, the following information will replace the corresponding information currently in the Prospectus and SAI dated May 1, 2009 under the same heading; this information supplements and supersedes any information to the contrary relating to the Fund as of the Effective Date:

Fund Facts—Benchmarks:

Barclays Capital U.S. Municipal Bond BAA Index

Barclays Capital U.S. Municipal Bond Index (former benchmark)

Choosing a Share Class

Investors can choose between three classes of shares of the Fund: Investor Class, Service Class, and Institutional Class. As described below, the classes differ to the extent they bear certain class specific expenses. When choosing a share class, it is important to consider these four factors:

•	The amount you plan to invest;

•	The length of time you intend to keep the money invested;

•	Your investment objectives; and

•	The expenses of the class.

We recommend that you also discuss your investment goals and choices with your financial professional to determine which share class is right for you.

Investor Class

Investor Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases the Fund’s shares at the Investor Class’ NAV per share. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. Shareholders in Investor Class shares also pay annual distribution and service (12b-1) fees of 0.25%.

Service Class

Service Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases the Fund’s shares at the Service Class’ NAV per share. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker/dealers, banks, and trust companies. The Service Class shares do not pay annual 12b-1 distribution and service fees.

Institutional Class

As of the date of this Prospectus, regular accounts of the GW&K Municipal Enhanced Yield Fund Institutional Class will have a lower minimum initial investment than was in effect prior to the Effective Date. Institutional Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases the Fund’s shares at the Institutional Class’ NAV per share. In addition, shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. The Institutional Class shares also do not pay annual 12b-1 distribution and service fees.

Investment Minimums

Your cash investments in the Fund must be in U.S. dollars. We do not accept third-party or “starter” checks.

Share Class	Initial Investment	Additional Investments
Investor Class
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100
Service Class
• Regular Accounts	$25,000	$100
• Individual Retirement Accounts	$10,000	$100

Institutional Class
• Regular Accounts	$100,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000

If you have any questions regarding the above, please call Managers at 1-800-835-3879.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE